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                                                                    Exhibit 10.5

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                    AMENDED AND RESTATED DECLARATION OF TRUST

                             LODGIAN CAPITAL TRUST I

                            Dated as of June 17, 1998

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                                TABLE OF CONTENTS

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                                            ARTICLE 1
                                 INTERPRETATION AND DEFINITIONS

SECTION 1.01.  INTERPRETATION AND DEFINITIONS...................................................2

                                            ARTICLE 2
                                       TRUST INDENTURE ACT

SECTION 2.01.  TRUST INDENTURE ACT; APPLICATION................................................13
SECTION 2.02.  LIST OF HOLDERS OF SECURITIES...................................................13
SECTION 2.03.  REPORTS BY THE PROPERTY TRUSTEE.................................................14
SECTION 2.04.  PERIODIC REPORTS TO THE PROPERTY TRUSTEE........................................14
SECTION 2.05.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT................................14
SECTION 2.06.  TRUST ENFORCEMENT EVENTS; WAIVER................................................15
SECTION 2.07.  TRUST ENFORCEMENT EVENT; NOTICE.................................................16

                                            ARTICLE 3
                                          ORGANIZATION

SECTION 3.01.  NAME AND ORGANIZATION...........................................................17
SECTION 3.02.  OFFICE..........................................................................17
SECTION 3.03.  PURPOSE.........................................................................17
SECTION 3.04.  AUTHORITY.......................................................................18
SECTION 3.05.  TITLE TO PROPERTY OF THE TRUST..................................................18
SECTION 3.06.  POWERS AND DUTIES OF THE REGULAR TRUSTEES.......................................19
SECTION 3.07.  PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES............................22
SECTION 3.08.  POWERS AND DUTIES OF THE PROPERTY TRUSTEE.......................................23
SECTION 3.09.  CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY
               TRUSTEE.........................................................................25
SECTION 3.10.  CERTAIN RIGHTS OF PROPERTY TRUSTEE..............................................28
SECTION 3.11.  DELAWARE TRUSTEE................................................................30
SECTION 3.12.  EXECUTION OF DOCUMENTS..........................................................30
SECTION 3.13.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES..........................30
SECTION 3.14.  DURATION OF TRUST...............................................................30
SECTION 3.15.  MERGERS.........................................................................31
SECTION 3.16.  PROPERTY TRUSTEE MAY FILE PROOFS OF CLAIM.......................................32
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                                            ARTICLE 4
                                             SPONSOR

SECTION 4.01.  RESPONSIBILITIES OF THE SPONSOR.................................................33
SECTION 4.02.  INDEMNIFICATION AND EXPENSES OF THE TRUSTEES....................................34

                                            ARTICLE 5
                                 TRUST COMMON SECURITIES HOLDER

SECTION 5.01.  DEBENTURE ISSUER'S PURCHASE OF COMMON SECURITIES................................34
SECTION 5.02.  COVENANTS OF THE COMMON SECURITIES HOLDER.......................................35
SECTION 5.03.  COVENANTS OF LODGIAN............................................................35

                                            ARTICLE 6
                                            TRUSTEES

SECTION 6.01.  NUMBER OF TRUSTEES..............................................................36
SECTION 6.02.  DELAWARE TRUSTEE; ELIGIBILITY...................................................36
SECTION 6.03.  PROPERTY TRUSTEE; ELIGIBILITY...................................................36
SECTION 6.04.  QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE
               GENERALLY.......................................................................37
SECTION 6.05.  INITIAL TRUSTEES................................................................37
SECTION 6.06.  APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES................................38
SECTION 6.07.  VACANCIES AMONG TRUSTEES........................................................39
SECTION 6.08.  EFFECT OF VACANCIES.............................................................40
SECTION 6.09.  MEETINGS........................................................................40
SECTION 6.10.  DELEGATION OF POWER.............................................................40
SECTION 6.11.  MERGERS, CONVERSION, CONSOLIDATION OR SUCCESSION TO
               BUSINESS........................................................................41

                                            ARTICLE 7
                                       TERMS OF SECURITIES

SECTION 7.01.  GENERAL PROVISIONS REGARDING SECURITIES.........................................41
SECTION 7.02.  DISTRIBUTIONS...................................................................43
SECTION 7.03.  REDEMPTION OF SECURITIES; DISTRIBUTION OF DEBENTURES............................46
SECTION 7.04.  REDEMPTION PROCEDURES...........................................................47
SECTION 7.05.  VOTING RIGHTS OF CRESTS.........................................................49
SECTION 7.06.  VOTING RIGHTS OF COMMON SECURITIES..............................................52
SECTION 7.07.  PAYING AGENT....................................................................53
SECTION 7.08.  TRANSFER OF SECURITIES..........................................................54
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SECTION 7.09.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES...............................55
SECTION 7.10.  DEEMED SECURITY HOLDERS.........................................................55
SECTION 7.11.  GLOBAL SECURITIES...............................................................55
SECTION 7.12.  RESTRICTIVE LEGEND..............................................................58
SECTION 7.13.  CONVERSION RIGHTS...............................................................62
SECTION 7.14.  MERGER..........................................................................65
SECTION 7.15.  OPTIONAL REPURCHASE.............................................................65

                                            ARTICLE 8
                              DISSOLUTION AND TERMINATION OF TRUST

SECTION 8.01.  DISSOLUTION AND TERMINATION OF TRUST............................................67
SECTION 8.02.  LIQUIDATION DISTRIBUTION UPON DISSOLUTION OF THE TRUST..........................68

                                            ARTICLE 9
             LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR
                                             OTHERS

SECTION 9.01.  LIABILITY.......................................................................69
SECTION 9.02.  EXCULPATION.....................................................................69
SECTION 9.03.  FIDUCIARY DUTY..................................................................70
SECTION 9.04.  INDEMNIFICATION.................................................................71
SECTION 9.05.  OUTSIDE BUSINESS................................................................74

                                           ARTICLE 10
                                           ACCOUNTING

SECTION 10.01.  FISCAL YEAR....................................................................75
SECTION 10.02.  CERTAIN ACCOUNTING MATTER......................................................75
SECTION 10.03.  BANKING........................................................................75
SECTION 10.04.  WITHHOLDING....................................................................76

                                           ARTICLE 11
                                     AMENDMENTS AND MEETINGS

SECTION 11.01.  AMENDMENTS.....................................................................76
SECTION 11.02.  MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN
                CONSENT........................................................................79

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                                           ARTICLE 12
                    REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 12.01.  REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE.........................80
SECTION 12.02.  REPRESENTATIONS AND WARRANTIES OF THE DELAWARE TRUSTEE.........................81

                                           ARTICLE 13
                                          MISCELLANEOUS

SECTION 13.01.  NOTICES........................................................................82
SECTION 13.02.  GOVERNING LAW..................................................................83
SECTION 13.03.  INTENTION OF THE PARTIES.......................................................83
SECTION 13.04.  HEADINGS.......................................................................83
SECTION 13.05.  SUCCESSORS AND ASSIGNS.........................................................83
SECTION 13.06.  PARTIAL ENFORCEABILITY.........................................................84
SECTION 13.07.  COUNTERPARTS...................................................................84
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



                    AMENDED AND RESTATED DECLARATION OF TRUST

         THIS AMENDED AND RESTATED DECLARATION OF TRUST ("DECLARATION"), dated as of June 17, 1998, by and among Servico, Inc., a Florida corporation, as Sponsor, and David Buddemeyer, Phillip R. Hale and Charles M. Diaz as the initial Regular Trustees, not in their individual capacities, but solely as Trustees, Wilmington Trust Company as the initial Property Trustee and as the initial Delaware Trustee, not in its individual capacity but solely as Trustee, Lodgian, Inc. and the holders, from time to time, of undivided beneficial ownership interests in the Trust to be issued pursuant to this Declaration.

         WHEREAS, the Trustees and the Sponsor established Lodgian Capital Trust I (the "TRUST"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Declaration of Trust dated as of May 15, 1998 (the "ORIGINAL DECLARATION"), and a Certificate of Trust (the "CERTIFICATE OF TRUST") filed with the Secretary of State of the State of Delaware on May 15, 1998; and

         WHEREAS, the sole purpose of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures issued by the Debenture Issuer (as defined herein) and to engage in only those activities necessary or incidental thereto; and

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE 1

                         INTERPRETATION AND DEFINITIONS

         SECTION 1.01. INTERPRETATION AND DEFINITIONS. Unless the context otherwise requires:

          (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "THE DECLARATION" or "THIS DECLARATION" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles, Sections, Recitals and Exhibits are to Articles and Sections of, or Recitals and Exhibits to, this Declaration unless otherwise specified;

          (e) unless otherwise defined in this Declaration, a term defined in the Trust Indenture Act has the same meaning when used in this Declaration; and

          (f) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable.

          (g) the following terms have the following meanings:

         "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "APPLICABLE RATE" has the meaning specified in Section 7.02.

         "AUTHORIZED NEWSPAPER" means a leading newspaper customarily published at least once a day for at least five days in each calendar week and of general circulation in New York City. Such publication is expected to be made in The Wall Street Journal (Eastern edition).

         "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.


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         "BENEFICIAL OWNERS" means, for CRESTS represented by a Global Security, the person who acquires an interest in the CRESTS which is reflected on the records of the Depositary through the Depositary Participants.

         "BOARD OF DIRECTORS" or "BOARD" means, at any time, the duly elected or acting board of directors (or duly authorized committee thereof) of the Debenture Issuer at such time.

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the Borough of Manhattan, The City of New York or Wilmington, Delaware are authorized or required by law, regulation or executive order to close.

         "BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "CEDEL" means Cedel Bank, SOCIETE ANONYME.

         "CERTIFICATE" means a Common Security Certificate or a CRESTS Certificate.

         "CERTIFICATE OF TRUST" has the meaning specified in the Recitals hereto.

         "CLOSING DATE" means June 17, 1998, the date on which the CRESTS were initially issued and sold.

         "CLOSING PRICE" of any class of common stock of the Debenture Issuer on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of such common stock (regular way) on the NYSE on such date, (ii) if such common stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such common stock is so listed, (iii) if such common stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, (iv) if such common stock is not so reported, the last quoted bid price for such common stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (v) if such common stock is not so quoted, the average of the mid-point of the last bid and ask prices for such common stock from at least three nationally recognized investment banking firms selected by the Board of Directors.


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         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON SECURITIES HOLDER" means Servico, Inc., in its capacity as purchaser and holder of all of the Common Securities issued by the Trust.

         "COMMON SECURITY" has the meaning specified in Section 7.01.

         "COMMON SECURITY CERTIFICATE" means a definitive certificate in fully registered form representing a Common Security, substantially in the form of Exhibit B.

         "COMMON STOCK" means the Common Stock, $.01 par value per share, of the Debenture Issuer or, from and after the date the Merger is consummated, the Common Stock, $.01 par value per share, of Lodgian, and any other shares of common stock as may constitute "Common Stock" under the Indenture.

         "COMPOUNDED DISTRIBUTIONS" has the meaning specified in Section
7.02(b).

         "CONVERSION AGENT" has the meaning specified in Section 7.13(d).

         "CONVERSION DATE" has the meaning specified in Section 7.13(c).

         "CONVERSION REQUEST" has the meaning specified in Section 7.13(c).

         "CONVERSION PRICE" means the conversion price per share of Common Stock, set forth in Section 7.13(a), as such Conversion Price may be adjusted from time to time pursuant to the Supplemental Indenture.

         "CORPORATE TRUST OFFICE" means the principal office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.


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         "COVERED PERSON" mean (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "CRESTS" has the meaning specified in Section 7.01.

         "CRESTS CERTIFICATE" means a definitive certificate in fully registered form representing a CRESTS, substantially in the form of Exhibit A.

         "DATE OF NON-COMPLETION" means the earlier of (i) the date of termination of the Merger Agreement and (ii) December 31, 1998 if the Merger has not been consummated.

         "DEBENTURE ISSUER" means Servico, Inc., in its capacity as issuer of the Debentures under the Indenture.

         "DEBENTURE ISSUER INDEMNIFIED PERSON" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "DEBENTURE TRUSTEE" means Wilmington Trust Company, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "DEBENTURES" means the 7% Convertible Junior Subordinated Debentures Due 2010 to be issued by the Debenture Issuer under the Indenture and held by the Property Trustee.

         "DELAWARE TRUSTEE" has the meaning specified in Section 3.11.

         "DEPOSITARY" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

         "DEPOSITARY PARTICIPANT" means a member of, or participant in, the Depositary.

         "DIRECT ACTION" has the meaning specified in Section 3.08(e).


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         "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 7.02.

         "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "EXTENSION PERIOD" has the meaning specified in Section 7.02(b).

         "FIDUCIARY INDEMNIFIED PERSON" has the meaning specified in Section 9.04(b).

         "FISCAL YEAR" has the meaning specified in Section 10.01.

         "GLOBAL SECURITY" means a fully registered, global CRESTS Certificate.

         "GUARANTEE" means the Guarantee Agreement, dated as of June 17, 1998, of the Sponsor in respect of the Securities.

         "HOLDER" means any holder of Securities, as registered on the books and records of the Trust; PROVIDED, however, that in determining whether the Holders of the requisite liquidation amount of CRESTS have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the CRESTS remain in the form of one or more Global Securities and if the Depositary which is the holder of such Global Securities has sent an omnibus proxy to the Trust assigning voting rights to Depositary Participants to whose accounts the CRESTS are credited on the record date, the term "HOLDERS" shall mean such Depositary Participants acting at the direction of the Beneficial Owners.

         "INDEMNIFIED PERSON" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

         "INDENTURE" means the Indenture, dated as of June 17, 1998, between the Debenture Issuer, Lodgian and Wilmington Trust Company, as Trustee, as the same may be amended and supplemented from time to time pursuant to which the Debentures are to be issued.

         "INDENTURE EVENT OF DEFAULT" has the meaning given to the term "EVENT OF DEFAULT" in the Indenture.


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



         "INITIAL PURCHASER" means NationsBanc Montgomery Securities LLC.

         "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "INVESTMENT COMPANY EVENT" means the receipt by the Trust of an opinion of counsel, rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "CHANGE IN 1940 ACT LAW"), there is more than an insubstantial risk that the Trust is or shall be considered an "INVESTMENT COMPANY" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

         "LEGAL ACTION" has the meaning specified in Section 3.06(g).

         "LIQUIDATION" has the meaning specified in Section 8.02(a).

         "LIQUIDATION DISTRIBUTION" has the meaning specified in Section
8.02(a).

         "LIST OF HOLDERS" has the meaning specified in Section 2.02(a)(i).

         "LODGIAN" has the meaning specified in Section 7.14.

         "MAJORITY IN LIQUIDATION AMOUNT" means, except as provided in the terms of the CRESTS or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding CRESTS or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "MERGER" has the meaning specified in Section 7.15.

         "MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of March 20, 1998 among Lodgian, the Company, Impac Hotel Group, L.L.C., SHG-S Sub, Inc. and SHG-I Sub, L.L.C.


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



         "MINISTERIAL ACTION" has the meaning specified in Section 7.03(b).

         "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotations System or any successor thereto.

         "90-DAY PERIOD" has the meaning specified in Section 7.03(b).

         "NO RECOGNITION OPINION" means an opinion of independent tax counsel experienced in such matters (which opinion may rely on published revenue rulings of the Internal Revenue Service) to the effect that the holders of the Securities shall not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures.

         "NON-COMPLETION NOTICE" has the meaning specified in Section 7.15(b).

         "NON-COMPLETION OFFER" means the offer to repurchase CRESTS described in Section 7.15.

         "NON-COMPLETION PAYMENT" has the meaning specified in Section
7.15(a).

         "NON-COMPLETION PAYMENT DATE" has the meaning specified in Section 7.15(c).

         "NYSE" means the New York Stock Exchange, Inc. or any successor thereto.

         "OFFERING MEMORANDUM" means the confidential offering memorandum, dated as of June 9, 1998, relating to the issuance by the Trust of CRESTS, as amended, supplemented, superseded or reissued.

         "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed on behalf of such Person by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers' Certificate;


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



         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer on behalf of such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer acting on behalf of such Person, such condition or covenant has been complied with; PROVIDED, that the term "OFFICERS' CERTIFICATE", when used with reference to Regular Trustees who are natural persons shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

         "OPTION CLOSING DATE" means the date of closing of any sale of the Option CRESTS (as defined in the Purchase Agreement).

         "PAYING AGENT" has the meaning specified in Section 7.07.

         "PAYMENT AMOUNT" has the meaning specified in Section 7.02(c).

         "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "PORTAL" has the meaning specified in Section 3.06(b)(i).

         "PROPERTY ACCOUNT" has the meaning specified in Section 3.08(c)(i).

         "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 6.03.

         "PRO RATA" means PRO RATA to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Indenture Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the CRESTS PRO RATA according to the aggregate liquidation amount of CRESTS held by the relevant Holder relative to the aggregate liquidation amount of all CRESTS outstanding, and only after satisfaction of all amounts owed to the Holders of the CRESTS, to each Holder of Common Securities PRO RATA according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         "QUALIFIED INSTITUTIONAL BUYER" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

         "QUORUM" means a majority of the Regular Trustees or, if them are only two Regular Trustees, both of them.

         "REDEMPTION/DISTRIBUTION NOTICE" has the meaning specified in Section 7.04.

         "REDEMPTION PRICE" means the amount for which the Securities shall be redeemed, which amount shall equal (i) the redemption price paid by the Debenture Issuer to repay or redeem in whole or in part, the Debentures held by the Trust plus an amount equal to accumulated and unpaid Distributions on such Securities through the date of their redemption or (ii) such lesser amount as shall be received by the Trust in respect of the Debentures so repaid or redeemed.

         "REDEMPTION TAX OPINION" means an opinion of independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even after the Debentures were distributed to the holders of Securities in liquidation of such holders' interests in the Trust as described in the Declaration.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated the date hereof, among the Sponsor, Lodgian, the Initial Purchaser and the Trust for the benefit of themselves and the Holders, as the same may be amended from time to time in accordance with the terms thereof.

         "REGULAR TRUSTEE" means any Trustee other than the Property Trustee and the Delaware Trustee.

         "RELATED PARTY" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "RESALE RESTRICTION TERMINATION DATE" has the meaning specified in
Section 7.12(a).

         "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any officer with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.


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



         "RESTRICTED SECURITY" has the meaning assigned to such term in Rule 144(a)(3), as amended from time to time or any successor rule, under the Securities Act.

         "RULE 144A" means Rule 144A, as amended from time to time or any successor rule, under the Securities Act.

         "RULE 3A-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

         "SECURITIES" means the Common Securities and the CRESTS.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "SECURITY REGISTER" has the meaning specified in Section 7.08(b).

         "SECURITY REGISTRAR" has the meaning specified in Section 7.08(b).

         "SHELF REGISTRATION STATEMENT" has the meaning specified in the Registration Rights Agreement.

         "SPECIAL EVENT" means a Tax Event or an Investment Company Event.

         "SPECIAL REDEMPTION PRICE" has the meaning specified in Section
7.03(b).

         "SPONSOR" means Servico, Inc., a Florida corporation, or any successor entity in a merger, consolidation, amalgamation or replacement by or conveyance, transfer or lease of its properties substantially as an entirety, in its capacity as sponsor of the Trust.

         "SUCCESSOR DELAWARE TRUSTEE" has the meaning specified in Section 6.06(b).

         "SUCCESSOR ENTITY" has the meaning specified in Section 3.15(b)(i).

         "SUCCESSOR PROPERTY TRUSTEE" has the meaning specified in Section 6.06(b).

         "SUCCESSOR SECURITY" has the meaning specified in Section
3.15(b)(vi)(B).

         "SUPER MAJORITY" has the meaning specified in Section 2.06(a)(i).

         "SUPPLEMENTAL INDENTURE" means the First Supplemental Indenture, dated as of June 17, 1998 between the Debenture Issuer, Lodgian and Wilmington Trust Company, as Trustee.

         "TAX EVENT" means the receipt by the Trust of an opinion of independent tax counsel experienced in such matters, to the effect that, as a result of (a) any amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or proposed change, pronouncement or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or shall be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion, shall not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or shall be within 90 days of the date of such opinion, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges; PROVIDED, however, that a Tax Event shall not be deemed to occur under
(ii) above if the Debenture Issuer is merely required to defer taking a deduction for any interest or original issue discount ("OID") that accrues with respect to the Debentures until such interest payment or OID is paid by the Debenture Issuer in cash.

         "10% IN LIQUIDATION AMOUNT" means, except as provided in the terms of the CRESTS or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding CRESTS or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "TREASURY REGULATIONS" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "TRUST" has the meaning specified in the Recitals hereto.

         "TRUST ENFORCEMENT EVENT" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "TRUST SPECIAL EVENT" has the meaning specified in Section 7.03(b).

         "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                    ARTICLE 2

                               TRUST INDENTURE ACT

         SECTION 2.01. TRUST INDENTURE ACT; APPLICATION. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

         SECTION 2.02. LIST OF HOLDERS OF SECURITIES. (a) At any time when the Property Trustee is not also acting as the Securities Registrar, each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i), except while the CRESTS are represented by one or more Global Securities, at least one Business Day prior to the date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("LIST OF HOLDERS") as of the record date relating to the payment of such Distributions and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; PROVIDED that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), PROVIDED that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

         SECTION 2.03. REPORTS BY THE PROPERTY TRUSTEE. Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the CRESTS), the Property Trustee shall provide to the Holders of the CRESTS such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

         SECTION 2.04. PERIODIC REPORTS TO THE PROPERTY TRUSTEE. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         SECTION 2.05. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.06. TRUST ENFORCEMENT EVENTS; WAIVER. (a) The Holders of a Majority in Liquidation Amount of the CRESTS may, by vote or written consent, on behalf of the Holders of all of the CRESTS, waive any past Trust Enforcement Event in respect of the CRESTS and its consequences, PROVIDED that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, the Trust Enforcement Event under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "SUPER MAJORITY") to be waived under the Indenture, the related Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the CRESTS that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The foregoing provisions of this Section 2.06(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the CRESTS arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the CRESTS, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the CRESTS or impair any right consequent thereon. Any waiver by the Holders of the CRESTS of a Trust Enforcement Event with respect to the CRESTS shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, PROVIDED that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this
         Section 2.06(b), the Trust Enforcement Event under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.06(b), the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

PROVIDED further, each Holder of Common Securities shall be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the CRESTS have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the CRESTS have been so cured, waived or otherwise eliminated, the Property Trustee shall be deemed to be acting solely on behalf of the Holders of the CRESTS and only the Holders of the CRESTS shall have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(I)(A) and 316(a)(l)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the CRESTS constitutes a waiver of the corresponding Trust Enforcement Event with respect to the CRESTS under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(l)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

         SECTION 2.07. TRUST ENFORCEMENT EVENT; NOTICE. (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by rail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "DEFAULTS" for the purposes of this Section 2.07(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); PROVIDED that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 4.01(a) and 4.01(b) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.

                                    ARTICLE 3

                                  ORGANIZATION

         SECTION 3.01. NAME AND ORGANIZATION. The Trust hereby continued is named "Lodgian Capital Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

         SECTION 3.02. OFFICE. The address of the principal office of the Trust is c/o Servico, Inc., 1601 Belvedere Road, West Palm Beach, Florida 33406. On 10 Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

         SECTION 3.03. PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

         By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the CRESTS or Common Securities or the CRESTS Beneficial Owners shall take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

         SECTION 3.04. AUTHORITY. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

          (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

          (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.06(b), PROVIDED, that the registration statements referred to in Section 3.06(b)(ii), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees; and

          (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.06.

         SECTION 3.05. TITLE TO PROPERTY OF THE TRUST. Except as provided in
Section 3.08 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

         SECTION 3.06. POWERS AND DUTIES OF THE REGULAR TRUSTEES. The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to establish the terms and form of the CRESTS and the Common Securities in the manner specified in Section 7.01 and issue and sell the CRESTS and the Common Securities in accordance with this Declaration; PROVIDED, however, that the Trust may issue no more than one series of CRESTS and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to the simultaneous issuance of both CRESTS and Common Securities so that the Common Securities at all times constitute 3% of the capital of the Trust;

          (b) in connection with the issue and sale of the CRESTS, at the direction of the Sponsor, to:

                  (i) if deemed necessary or desirable by the Sponsor, execute and file an application, prepared by the Sponsor, to the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") Market for listing of any CRESTS, the Guarantee and the Debentures;

                  (ii) assist with an Offering Memorandum in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of CRESTS, the Guarantee and the Debentures to Qualified Institutional Buyers in reliance on Rule 144A and to execute and file with the Commission a Shelf Registration Statement prepared by the Sponsor, including any amendments thereto, pertaining to the CRESTS, the Guarantee, the Debentures and the Common Stock issuable upon conversion of the CRESTS;

                  (iii) if deemed necessary or desirable by the Sponsor, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the CRESTS, the Guarantee, and the Debentures under
         Section 12(b) or (g) of the Exchange Act;

                  (iv) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the CRESTS in any State in which the Sponsor has determined to qualify or register such CRESTS for sale;

                  (v) negotiate the terms of and execute and enter into a purchase agreement and other related agreements providing for the sale of the CRESTS; and

                  (vi) negotiate the terms and execute and enter into the Registration Rights Agreement.

          (c) to acquire the Debentures with the proceeds of the sale of the CRESTS and the Common Securities; PROVIDED, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the CRESTS and the Holders of the Common Securities;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; PROVIDED that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of CRESTS and Holders of Common Securities, and, to the extent applicable, to any stock exchange or other organization on which CRESTS are listed or quoted, as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("LEGAL ACTION"), unless pursuant to Section 3.08(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture;

          (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the CRESTS and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (o) to take any action, not inconsistent with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.03 or the activities of the Trust as set out in this Section 3.06, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures shall be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

          (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

          (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the, foregoing.

         The Regular Trustees shall exercise the powers set forth in this
Section 3.06 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.03.

         Subject to this Section 3.06, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.08.

         Any expenses incurred by the Regular Trustees pursuant to this Section
3.06 shall be reimbursed by the Debenture Issuer pursuant to the Indenture.

         SECTION 3.07. PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES. (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets;

                  (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

                  (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (viii) other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification shall not cause more than an insubstantial risk that the Trust shall be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust shall not be classified as a grantor trust for United States federal income tax purposes;

                  (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes; or

                  (x) revoke any action previously authorized or approved by vote of the Holders of the CRESTS.

         SECTION 3.08. POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.06. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "PROPERTY ACCOUNT") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the

         Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the CRESTS and Holders of the Common Securities from the Property Account in accordance with Section 7.02. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the CRESTS by a "nationally recognized statistical rating organization", within the meaning of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the CRESTS and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration, and the Securities.

          (e) The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; PROVIDED however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal, premium or other required payments on the Debentures on the date such interest, principal, premium or other required payments are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of CRESTS may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the CRESTS of such Holder (a "DIRECT ACTION") on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such holder of CRESTS by the Debenture Issuer in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Convertible Debentures held by the Trust or the Property Trustee of the Trust, and the Debenture Issuer shall be subrogated to the rights of the holder of such

CRESTS with respect to payments on the CRESTS to the extent of any payments made by the Debenture Issuer to such holder in any Direct Action. The holders of CRESTS shall not be able to exercise directly any other remedy available to the holders of the Convertible Debentures.

          (f) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.06(g). The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee may authorize one or more Paying Agents to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with
Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (i) Subject to this Section 3.08, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.06.

         The Property Trustee shall exercise the powers set forth in this
Section 3.08 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

         SECTION 3.09. CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

          (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.06) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                       (A) the duties and obligations of the Property Trustee
                  shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                       (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.08(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

         SECTION 3.10. CERTAIN RIGHTS OF PROPERTY TRUSTEE.

         (a) Subject to the provisions of Section 3.09:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Property Trustee shall have no duty to see filing or registration of any instrument (including or continuation statement or any filing under laws) or any rerecording, refiling or reregistration thereof,

                  (v) the Property Trustee may consult with counsel other experts and the advice or opinion of suck experts with respect to legal matters or advice of such experts' area of expertise shall be full authorization and protection in respect of any suffered or omitted by it hereunder in good faith accordance with such advice or opinion, such counsel to the Sponsor or any of its Affiliates, any of its employees. The Property Trustee at any time to seek instructions concerning the this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; PROVIDED that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         SECTION 3.11. DELAWARE TRUSTEE. Notwithstanding any other provision of this Declaration other than Section 3.11, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 3.11, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

         SECTION 3.12. EXECUTION OF DOCUMENTS. Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.06; PROVIDED that, the registration statements referred to in Section 3.06(b)(ii), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees.

         SECTION 3.13. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures or the Indenture.

         SECTION 3.14. DURATION OF TRUST. The Trust shall exist until terminated pursuant to the provisions of Article 8 hereof.

         SECTION 3.15. MERGERS.

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

          (b) The Trust may, at the request of the Sponsor and with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; PROVIDED, that:

                  (i) if the Trust is not the successor, such successor entity (the "SUCCESSOR ENTITY") either

                           (A) expressly assumes all of the obligations of the
                  Trust with respect to the Securities; or

                           (B) substitutes for the CRESTS other securities
                  having substantially the same terms as the CRESTS (the "SUCCESSOR SECURITIES") so long as the Successor Securities rank the same as the CRESTS rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                  (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the CRESTS (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the Holders of the CRESTS (including any Successor Securities) in any material respect;

                  (v) such Successor Entity has a purpose identical to that of the Trust;

                  (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the CRESTS (including any Successor Securities) in any material respect;

                           (B) following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease neither the Trust nor the Successor Entity shall be required to register as an Investment Company; and

                           (C) following such merger, consolidation,
                  amalgamation or replacement, the Trust (or the Successor Entity) shall continue to be classified as a grantor trust for United States federal income tax purposes;

                  (vii) the Sponsor or any permitted successor or assignee owns all of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantee; and

                  (viii) such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Securities not to be treated as owning an undivided interest in the Debentures.

         SECTION 3.16. PROPERTY TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                    ARTICLE 4

                                     SPONSOR

         SECTION 4.01. RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and sale of the CRESTS, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare the Offering Memorandum and to prepare for filing by the Trust with the Commission the Shelf Registration Statement, including any amendments thereto, pertaining to the CRESTS, the Guarantee and the Debentures;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the CRESTS and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) to prepare for any filing by the Trust of an application to PORTAL for listing, if such filing is determined to be necessary of desirable by the Sponsor;

          (d) to prepare any filing by the Trust with the Commission of a registration statement on Form 8-A, including any amendments thereto, if such filing is determined to be necessary or desirable by the Sponsor;

          (e) to negotiate the terms of a purchase agreement and other related agreements providing for the sale of the CRESTS to the Initial Purchaser; and

          (f) to negotiate the terms of the Registration Rights Agreement.

         SECTION 4.02. INDEMNIFICATION AND EXPENSES OF THE TRUSTEES. Pursuant to
Section 9.04(b) of this Agreement, the Sponsor, in its capacity as Debenture Issuer, agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.02 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

                                    ARTICLE 5

                         TRUST COMMON SECURITIES HOLDER

         SECTION 5.01. DEBENTURE ISSUER'S PURCHASE OF COMMON SECURITIES. On any date on which the Trust issues CRESTS, the Debenture Issuer shall purchase simultaneously Common Securities issued by the Trust so that the Common Securities outstanding immediately after such issuance of CRESTS shall equal at least 3% of the capital of the Trust.

         The aggregate stated liquidation amount of Common Securities outstanding at any time shall not be less than 3% of the capital of the Trust.

         SECTION 5.02. COVENANTS OF THE COMMON SECURITIES HOLDER. For so long as the CRESTS remain outstanding, the Common Securities Holder shall covenant (i) to maintain, directly or indirectly, 100% ownership of the Common Securities (other than a transfer to Lodgian following the Merger); PROVIDED, however, that any permitted successor of the Common Securities Holder under the Indenture may succeed to the Common Securities Holder's interest in the Common Securities,
(ii) to cause the Trust to remain a statutory business trust, except in connection with a distribution of Convertible Debentures to the holders of Securities, the redemption or conversion of all of the Securities, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration, (iii) to use its commercially reasonable efforts to ensure that the Trust shall not be an investment company for purposes of the Investment Company Act, and (iv) to take no action which would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                    ARTICLE 6

                                    TRUSTEES

         SECTION 6.01. NUMBER OF TRUSTEES.

         The number of Trustees initially shall be five, and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

           (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation

Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; PROVIDED that the number of Trustees shall be at least three; and PROVIDED further that
(1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law; (2) at least one Regular Trustee is an employee or officer of, or is affiliated with, the Sponsor, and
(3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

         SECTION 6.02. DELAWARE TRUSTEE; ELIGIBILITY. If required by the Business Trust Act, one Trustee (which may be the Property Trustee) (the "DELAWARE TRUSTEE") shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

PROVIDED that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

         SECTION 6.03. PROPERTY TRUSTEE; ELIGIBILITY.

          (a) There shall at all times be one Trustee (which may be the Delaware Trustee) which shall act as Property Trustee which shall:

                  (i) not be an Affiliate of the Sponsor, and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust owners, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.03(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.06(c).

         (c) If the Property Trustee has or shall acquire any "CONFLICTING INTEREST" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 3 10(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 3.10(b) of the Trust Indenture Act.

         (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 3.10(b) of the Trust Indenture Act.

         SECTION 6.04. QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY. Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 6.05. INITIAL TRUSTEES. (a) The initial Regular Trustees shall be:

         David Buddemeyer, Phillip R. Hale and Charles M. Diaz, the business address of all of whom is Servico, Inc., 1601 Belvedere Road, West Palm Beach, Florida 33406.

         (b) The initial Property Trustee and the initial Delaware Trustee shall be Wilmington Trust Company.

         SECTION 6.06. APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

         (a) Subject to Section 6.06(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

          (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.06(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.03(a) (a "SUCCESSOR PROPERTY TRUSTEE") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.06(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
6.02 and 6.04 (a "SUCCESSOR DELAWARE TRUSTEE") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; PROVIDED, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument, executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.06.

          (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.06 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) The Holders of the CRESTS shall have no right to vote to appoint, remove, replace or change the number of the Regular Trustees, which voting rights are vested exclusively in the Holders of the Common Securities.

         SECTION 6.07. VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 6.01, or if the number of Trustees is increased pursuant to Section 6.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 6.06.

         SECTION 6.08. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.06, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

         SECTION 6.09. MEETINGS. If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, PROVIDED that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

         SECTION 6.10. DELEGATION OF POWER.

          (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in Section 3.06, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing

          (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 6.11. MERGERS, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person may be merged or converted or with such Trustee may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee shall be the successor of such Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                    ARTICLE 7

                               TERMS OF SECURITIES

         SECTION 7.01. GENERAL PROVISIONS REGARDING SECURITIES.

         (a) On June 9, 1998, the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Purchase Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall execute and deliver to (i) the Initial Purchaser, a Global Security, registered in the name of the nominee of the initial Depositary, in an aggregate amount of 3,500,000 7% Convertible Redeemable Equity Structured Trust Securities ("CRESTS") having an aggregate liquidation amount of $175,000,000, against receipt of the aggregate purchase price of such CRESTS of $175,000,000, and (ii) the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 108,248 7% Common Securities (the "COMMONS SECURITIES") having an aggregate liquidation amount of $5,412,400, against receipt of the aggregate purchase price of such Common Securities of $5,412,400. In the event and to the extent the over-allotment option granted by the Trust pursuant to the Purchase Agreement is exercised by such Initial Purchaser, on the Option Closing Date the Regular Trustees, on behalf of the Trust, shall execute and deliver to (iii) such Initial Purchaser a Global Security, registered in the name of the nominee of the initial Depositary, in an aggregate amount of up to 525,000 CRESTS having an aggregate liquidation amount of up to $26,250,000 against receipt of the aggregate purchase price of such CRESTS of up to $26,250,000, and (iv) the Sponsor, Common Security Certificates, registered in the name of the Sponsor, in an aggregate amount of 16,237 Common Securities having an aggregate liquidation amount of $811,850 against receipt of the aggregate purchase price of such Common Securities of up to $811,850.

         (b) Payment of Distributions on, and payment of the Redemption Price upon a redemption of, the CRESTS and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such CRESTS and Common Securities. The Trust shall issue no securities or other interests in the assets of the Trust other than the CRESTS and the Common Securities.

         (c) The Certificates, substantially in the forms of Exhibit A and Exhibit B, shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

         A Certificate representing CRESTS shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. Such signature shall be conclusive evidence that such Certificate has been authenticated under this Declaration.

         Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Certificates representing CRESTS for original issue. The aggregate liquidation amount of CRESTS outstanding at any time shall not exceed the liquidation amount set forth in Section 7.01(a).

         The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

          (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and, subject to Section 9.01(b), non-assessable beneficial ownership interests in the assets of the Trust.

         (f) Every Person, by virtue of having become a Holder or a CRESTS Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Guarantee, the Indenture and the Debentures.

         (g) The holders of the Securities shall have no preemptive rights.

         SECTION 7.02. DISTRIBUTIONS.

         (a) Holders of Securities shall be entitled to receive cumulative cash Distributions at the rate per annum, of 7% of the stated liquidation amount of $50 per Security, subject to increase if, and to the extent that, the interest rate on the Debentures is increased pursuant to the Indenture (the "APPLICABLE RATE"). The amount of Distributions payable for any period shall be computed (i) for any full 90-day quarterly distribution period on the basis of a 360-day year of twelve 30- day months, (ii) for any period shorter than a full 90-day quarterly distribution period for which Distributions are computed, on the basis of a 30-day month and (iii) for periods of less than a month, on the basis of the actual number of days elapsed. Distributions shall be made on the CRESTS and the Common Securities on a Pro Rata basis. Distributions on the Securities shall, from and including the Closing Date, accrue and be cumulative and shall be payable quarterly, in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing September 30, 1998, when, as and if available for payment, by the Property Trustee, except as otherwise described below. Distributions are payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent that the Trust has funds available for the payment of such Distributions in the Property Account.

         (b) Distributions not paid on the scheduled payment date shall accumulate and compound quarterly, to the extent permitted by law at the Applicable Rate per annum ("COMPOUNDED DISTRIBUTIONS"). "DISTRIBUTIONS" shall mean ordinary cumulative distributions together with any Compounded Distributions. So long as the Debenture Issuer shall not be in default in the payment of interest on the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debenture for a period not exceeding 20 consecutive quarters (each an "EXTENSION PERIOD"), during which Extension Period no interest shall be due and payable on the Debentures; PROVIDED, that no Extension Period shall last beyond the date of maturity or any redemption date of the Debentures. As a consequence of such deferral, Distributions shall also be deferred. Despite such deferral, quarterly Distributions shall continue to accrue with interest thereon (to the extent permitted by applicable law) at the Applicable

Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; PROVIDED, that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity or any redemption date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (c) If and to the extent that the Debenture Issuer makes a payment of interest, premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "PAYMENT AMOUNT"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Pro Rata distribution of the Payment Amount to Holders.

         (d) Distributions on the Securities shall be payable to the Holders thereof as they appear on the register of the Trust as of the close of business on the relevant record dates. While the CRESTS are represented by one or more Global Securities, the relevant record dates shall be the close of business on the Business Day next preceding such Distribution payment date, unless a different regular record date is established or provided for the corresponding interest payment date on the Debentures. The relevant record dates for the Common Securities shall be the same as for the CRESTS. If the CRESTS shall not continue to remain represented by one or more Global Securities, the relevant record dates for the CRESTS shall be selected by the Regular Trustees and shall be at least one Business Day prior to the relevant payment dates. At all times, the Distribution payment dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution shall instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with this Declaration. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such payment date.

         (e) Except as provided below, accumulated but unpaid Distributions shall not be paid in cash on Securities that are converted by the Holder into

Common Stock pursuant to the terms of the Securities nor shall such accumulated Distributions be converted into additional shares of Common Stock. Holders of Securities at the close of business on a record date for determining Holders entitled to receive a Distribution shall be entitled to receive the Distribution payable on such shares on the corresponding distribution payment date (except that Holders of Securities called for redemption on a redemption date between such record date and the distribution payment date shall not be entitled to receive such Distribution on such distribution payment date) notwithstanding the conversion thereof following such distribution record date and prior to such distribution payment date. However, Securities surrendered for conversion during the period between the close of business on any distribution record date and the opening of business on the corresponding distribution payment date (except Securities called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the Distribution payable on such shares on such distribution payment date. A Holder of Securities on a distribution record date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on a distribution payment date shall receive the Distribution payable by the Trust on such Securities on such date, and the converting Holder need not include payment of the amount of such Distribution upon surrender of such Securities for conversion. The Debenture Issuer shall make no payment or allowance for dividends on the shares of Common Stock issued upon conversion.

          (f) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Securities.

         SECTION 7.03.  REDEMPTION OF SECURITIES; DISTRIBUTION OF DEBENTURES.

          (a) Upon the repayment or redemption, in whole or in part, of the Debentures held by the Trust, whether at the stated maturity of the Debentures or upon earlier redemption as provided in the Indenture, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to Sections 7.01(b) and 7.15) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. Holders shall be given not less than 30 days' nor more than 60 days' notice of such redemption in accordance with Section 7.04.

          (b) If, at any time, a Tax Event or an Investment Company Event (each, a "TRUST SPECIAL EVENT") shall occur, the Regular Trustees may except in certain limited circumstances described in this Section 7.03(b), dissolve the Trust and, after satisfaction of liabilities to creditors, cause Debentures held by the Property

Trustee having an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the interest rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Trust Special Event (the "90-DAY PERIOD"); PROVIDED, however, that in the case of a Tax Event such dissolution and distribution shall be conditioned on (i) the Regular Trustees' receipt of a No Recognition Opinion, (ii) the Debenture Issuer or the Trust being unable to eliminate, which elimination shall be complete within the 90-Day Period, such Trust Special Event by taking some ministerial action (such as filing a form or making an election, or pursuing some other reasonable measure) that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities or does not subject any of them to more than DE MINIMIS regulatory requirements ("MINISTERIAL ACTION"), and
(iii) the Debenture Issuer's prior written consent to such dissolution and distribution.

         Furthermore, if a Trust Special Event occurs (i) that is a Tax Event and the Debenture Issuer has received a Redemption Tax Opinion or (ii) that is a Tax Event or an Investment Company Event and such Regular Trustees shall have been informed, by independent tax counsel experienced in such matters that it, for substantive reasons, cannot deliver a No Recognition Opinion to the Trust, the Debenture Issuer shall have the right, upon not less than 30 days' nor more than 60 days' notice, to redeem the Debentures, in whole or in part, at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to but excluding the date of redemption (the "SPECIAL REDEMPTION PRICE"), for cash within 90 days following the occurrence of such Trust Special Event. Following such redemption, Securities with an aggregate initial liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at a redemption price equal to 100% of the liquidation amount to be redeemed on a Pro Rata basis, plus accumulated but unpaid Distributions thereon to but excluding such redemption date; PROVIDED, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, which elimination shall be complete within the 90-Day period, such Trust Special Event by taking some Ministerial Action, the Trust or the Debenture Issuer shall pursue such Ministerial Action in lieu of redemption.

          (c) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Securities shall no longer be deemed to be outstanding and (ii) certificates representing Securities shall be deemed to represent the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid distributions equal to accrued and unpaid distributions on, such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

         SECTION 7.04. REDEMPTION PROCEDURES.

         (a) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "REDEMPTION/DISTRIBUTION NOTICE"), which notice shall be irrevocable, shall be given by the Property Trustee by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, shall be the date fixed for redemption of the Debentures. Notice of redemption shall also be given by publication made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date in an Authorized Newspaper. Notice of redemption of Securities shall be given on the same date as the related notice of redemption of the Debentures is given pursuant to the Indenture. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.04(a), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the register of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder. Each notice, whether given by mail or publication, shall state, as appropriate: (A) the redemption date; (B) the aggregate principal amount of Securities to be redeemed, including CUSIP numbers, and, if less than all the Securities held by such Holder are to be redeemed, the aggregate principal amount of such Securities to be redeemed from such Holder, (C) the redemption price to be paid in respect of the redemption; (D) the then current Conversion Price and, if any event then known to the Debenture Issuer shall result in an adjustment to the Conversion Price on or prior to the redemption date, such adjusted conversion price and the date of such adjustment; (F) the last date on which the Securities may be converted prior to the redemption date; (G) that any Holder who wishes to convert his or her Securities must comply with and satisfy all the terms, conditions and requirements for conversion as set forth in the Securities and the Declaration;
(H) that distribution on the Securities to be redeemed shall cease to accrue on the redemption date; and (F) a place for the Securities to be redeemed.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the CRESTS shall be redeemed Pro Rata and the CRESTS to be redeemed shall be redeemed Pro Rata from each Holder of CRESTS, it being understood that, in respect of CRESTS registered in the name of and held of record by the Depositary or its nominee, the distribution of the proceeds of such redemption shall be made to each Depositary Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such Depositary or nominee. The Trust may not redeem the Securities in part unless all accumulated and unpaid Distributions to the date of redemption have been paid in full on all Securities then outstanding. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of CRESTS shall relate, in the case of any CRESTS redeemed or to be redeemed only in part to the portion of the aggregate liquidation amount of CRESTS which has been or is to be redeemed.

         (c) Subject to the Trust's fulfillment of the notice requirements set forth in Section 7.04(a) above, if Securities are to be redeemed, then (i) with respect to CRESTS represented by one or more Global Securities, by 12:00 noon, New York City time, on the redemption date (PROVIDED that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures), the Property Trustee shall deposit irrevocably with the Depositary or its nominee (or successor Depositary or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the CRESTS and shall give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the CRESTS and (ii) with respect to Securities not represented by one or more Global Securities (PROVIDED that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures), the Paying Agent shall pay the relevant Redemption Price to the Holders of such Securities upon surrender of their certificates representing such Securities. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Securities shall continue to accrue at the then applicable rate from the original redemption date to the actual date of payment in which case the actual payment date shall be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. If a Redemption/Distribution Notice shall have been given and funds deposited or paid as required, then immediately prior to the close of business on the date of such deposit or payment, Distributions shall cease to accrue on the Securities called for redemption and all rights of Holders of such Securities so called for redemption shall cease, except the right of the Holders to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Securities shall cease to be outstanding.

         Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been called for redemption, except in the case of any Securities being redeemed in part, any portion thereof not to be redeemed.

          (d) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase outstanding CRESTS by tender, in the open market or by private agreement.

          SECTION 7.05. VOTING RIGHTS OF CRESTS.

          (a) Except as provided under Sections 2.06(a) and 11.01 and this
Article 7 and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the CRESTS shall have no voting rights.

          (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 7.05(d) below, the Holders of a Majority in Liquidation Amount of the CRESTS voting separately as a class have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures; (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under Section 4.13 of the Indenture; PROVIDED, however, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate liquidation amount of the CRESTS may direct the Property Trustee to declare the principal of and interest on the Debentures due and payable; PROVIDED, further, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate liquidation amount of the CRESTS which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action.

          (c) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of CRESTS has made a written request, such Holder of CRESTS may, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due under the Indenture, then a Holder of CRESTS may directly institute a Direct Action against the Debenture Issuer on or after the respective due date specified in the Debentures.

          (d) The Property Trustee shall notify all Holders of the CRESTS of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in Section 7.05(b)(i) and (ii) above unless the Property Trustee has received an opinion of independent tax counsel to the effect that the Trust shall not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and each Holder shall be treated as owning an undivided beneficial ownership interest in the Debentures.

          (e) In the event the consent of the Property Trustee, as the Holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by not less than a 662/3% of the aggregate liquidation amount of the CRESTS; PROVIDED, however, that where a consent under the Indenture would require the consent of the Holders of more than 662/3% of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the CRESTS. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the CRESTS unless the Property Trustee has received an opinion of independent tax counsel to the effect that the Trust shall not be classified as other than a grantor trust for United States federal income tax purposes as a result of such action, and each Holder shall be treated as owning an undivided beneficial ownership interest in the Debentures.

          (f) A waiver of an Indenture Event of Default with respect to the Debentures shall constitute a waiver of the corresponding Trust Enforcement Event.

          (g) Any required approval or direction of Holders of CRESTS may be given at a separate meeting of Holders of CRESTS convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees shall cause a notice of any meeting at which Holders of CRESTS are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of CRESTS. Each such notice shall include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

          (h) No vote or consent of the Holders of CRESTS shall be required for the Trust to redeem and cancel CRESTS or distribute Debentures in accordance with the Declaration and the terms of the Securities.

          (i) Notwithstanding that Holders of CRESTS are entitled to vote or consent under any of the circumstances described above, any of the Securities that are owned at such time by the Debenture Issuer, the Trustees or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer or any Trustee, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding.

          (j) Holders of the CRESTS shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Common Securities Holder.

          (k) If an Indenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by a Majority in Liquidation Amount of the CRESTS.

          SECTION 7.06. VOTING RIGHTS OF COMMON SECURITIES.

          (a) Except as provided under Sections 2.06(b) and 6.01(b), this
Section 7.06 or Section 11.01 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Common Securities shall have no voting rights.

          (b) The Holders of the Common Securities shall be entitled, in accordance with Article 6, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

          (c) Subject to Section 2.06 and only after all Trust Enforcement Events with respect to the CRESTS have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this paragraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a Holder of the Debentures, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under Section 4.13 of the Indenture; PROVIDED, however, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in Section 7.06(c)(i) and (ii) above unless the Property Trustee has received an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust shall not fail to be classified as a grantor trust and each Holder shall be treated as owning an undivided beneficial ownership interest in the Debentures.

          (d) If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may, to the extent permitted by applicable law, directly institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.

          (e) A waiver of an Indenture Event of Default with respect to the Debentures shall constitute a waiver of the corresponding Trust Enforcement Event.

          (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees shall cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice shall include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and
(iii) instructions for the delivery of proxies or consents.

          (g) No vote or consent of the Holders of the Common Securities shall be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration and the terms of the Securities.

          SECTION 7.07. PAYING AGENT. In the event that any CRESTS are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the CRESTS may be presented for payment ("PAYING AGENT"). The Trust may appoint the paying agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "PAYING AGENT" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to the Holders. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. Wilmington Trust Company shall initially act as Paying Agent for the Securities. In the event Wilmington Trust Company shall no longer be the Paying Agent, the Regular Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Debenture Issuer) to act as Paying Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustees and the Debenture Issuer.

          SECTION 7.08. TRANSFER OF SECURITIES.

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) The Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of CRESTS and of transfers of CRESTS. The Property Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering CRESTS and transfers of CRESTS as herein provided.

          (c) Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          (d) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and in the case of CRESTS the Property Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          (e) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (f) No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

          (g) If the Securities are to be redeemed in part, the Trust shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 7.04 and ending at the close of business on the day of such mailing, or (B) to register the transfer or exchange of any Security so selected for redemption, except the unredeemed portion of any Security being redeemed in part.

          SECTION 7.09. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If:

          (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 7.09, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 7.10. DEEMED SECURITY HOLDERS. The Trustees may treat the Person in whose name any Certificate shall be registered on the register of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

          SECTION 7.11. GLOBAL SECURITIES. The CRESTS shall be issued in the form of one or more Global Securities. The Regular Trustee on behalf of the Trust shall execute and the Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the CRESTS to be issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or CRESTS or the nominee of such Depositary, and (iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

         "This CRESTS is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "DEPOSITARY"), or a nominee of the Depositary. This CRESTS is exchangeable for CRESTS registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this CRESTS (other than a transfer of this CRESTS as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this CRESTS Certificate is presented by an authorized representative of the Depositary to the Property Trustee or its agent for registration of transfer, exchange or payment, and any CRESTS Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein."

         CRESTS not represented by a Global Security issued in exchange for all or a part of a Global Security pursuant to this Section 7.11 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such CRESTS not represented by a Global Security to the persons in whose names such definitive CRESTS are so registered.

         At such time as all interests in Global Securities have been redeemed, repurchased or canceled, such Global Securities shall be, upon receipt thereof, canceled by the Property Trustee in accordance with standing procedures of the Depositary. At any time prior to such cancellation, if any interest in Global Securities is exchanged for CRESTS not represented by a Global Security, redeemed, canceled or transferred to a transferee who receives CRESTS not represented by a Global Security therefor or any CRESTS not represented by a Global Security is exchanged or transferred for part of Global Securities, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee to reflect such reduction or increase.

         The Trust and the Property Trustee may for all purposes, including the making of payments due on the CRESTS, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel; PROVIDED, that no such agreement shall give any rights to any person against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as holder of CRESTS in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of CRESTS in excess of those held in the name of the Depositary or its nominee.

         If at any time the Depositary for any CRESTS represented by one or more Global Securities notifies the Trust that it is unwilling or unable to continue as Depositary for such CRESTS or if at any time the Depositary for such CRESTS shall no longer be eligible under this Section 7.11, the Trust shall appoint a successor Depositary with respect to such CRESTS. If a successor Depositary for such CRESTS is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that such CRESTS be represented by one or more Global Securities shall no longer be effective and the Trust shall execute, and the Property Trustee shall authenticate and deliver, CRESTS definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or CRESTS representing such CRESTS in exchange for such Global Security or CRESTS.

         The Trust may at any time and in its sole discretion determine that the CRESTS issued in the form of one or more Global Securities shall no longer be represented by a Global Security or CRESTS. In such event the Trust shall execute, and the Property Trustee, shall authenticate and deliver, CRESTS in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or CRESTS representing such CRESTS, in exchange for such Global Security or CRESTS.

         Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.08), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         Interests of beneficial owners in a Global Security may be transferred or exchanged for CRESTS not represented by a Global Security and CRESTS not represented by a Global Security may be transferred or exchanged for Global Securities in accordance with rules of the Depositary and the provisions of
Section 7.13.

         Any CRESTS in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Depositary or by the National Association of Securities Dealers, Inc. in order for the CRESTS to be tradeable on the PORTAL Market or as may be required for the CRESTS to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the CRESTS may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular CRESTS are subject.

          SECTION 7.12. RESTRICTIVE LEGEND.

          (a) Each Global Security and CRESTS not represented by a Global Security that constitutes a Restricted Security shall bear the following legend on the face thereof until two years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such CRESTS (or any predecessor thereto) (the "RESALE RESTRICTION TERMINATION DATE"), unless otherwise agreed by the Trust and the Holder thereof:

         THIS SECURITY, THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, THE GUARANTEE AND THE CONVERTIBLE DEBENTURES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION IN THESE SECURITIES MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITIES, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF SUCH SECURITIES (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS SUCH SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS

         GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING SUCH SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, OR AS FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY. EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED HEREBY WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE 1 OF ERISA OR A PLAN DESCRIBED IN SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) BY REASON OF THE APPLICATION OF ONE OR MORE STATUTORY OR ADMINISTRATIVE EXEMPTIONS FROM THE PROHIBITED TRANSACTION RULES OF
         SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE, ITS PURCHASE AND HOLDING OF CRESTS WILL NOT CONSTITUTE, CAUSE OR RESULT IN THE OCCURRENCE OF A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF
         SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO THE SECURITIES.

         Prior to the Resale Restriction Termination Date, any certificate representing Common Stock issued upon conversion of the Debentures shall bear the following legend (unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities
Act):

         THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER HEREOF BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY UNTIL THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF,
         (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE COMMON STOCK FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, OR AS FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
         (a)(7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) AND (2) IT SHALL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (E) ABOVE) A NOTICE SUBSTANTIALLY TO THE

         EFFECT OF THIS LEGEND. THIS LEGEND SHALL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE
         (E) ABOVE OR UPON ANY TRANSFER OF COMMON STOCK EVIDENCED HEREBY AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE COMMON STOCK EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

         Any CRESTS (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon surrender of such CRESTS for exchange to the Security Registrar in accordance with the provisions of this Section 7.12(a), be exchanged for a new CRESTS or CRESTS, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 7.12(a).

         Upon any sale or transfer of any Restricted Security (including any interest in a Global Security) (i) that is effected pursuant to an effective registration statement under the Securities Act or (ii) in connection with which the Property Trustee receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Sponsor and the Property Trustee to the effect that such security shall no longer be subject to the resale restrictions under federal and state securities laws, then (A) in the case of a Restricted Security in definitive form the Security Registrar shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legend set forth in Section 7.12(a), and shall rescind any such restrictions on transfer and (B) in the case of Restricted Securities represented by a Global Security, such CRESTS shall no longer be subject to the restrictions contained in the legend set forth in Section 7.12(a) (but still subject to the other provisions hereof). In addition, any CRESTS (or security issued in exchange or substitution therefor) as to which the restrictions on transfer described in the legend set forth in Section 7.12(a) have expired by their terms, may, upon surrender thereof (in accordance with terms of this Declaration) together with such certifications and other information (including an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Sponsor, addressed to the Sponsor and the Property Trustee and in form acceptable to the Sponsor, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or such successor provision) acceptable to the Sponsor and the Property Trustee as either of them may reasonably require, be exchanged for a new CRESTS or CRESTS of like tenor and aggregate liquidation amount, which shall not bear the restrictive legends set forth in Section 7.12(a).

         SECTION 7.13. CONVERSION RIGHTS. The Holder of Securities shall have the right at any time, beginning 90 days following the last date of original issuance of any CRESTS and prior to the close of business (New York time) on June 28, 2010 (or earlier as described in Section 7.13(b)), at their option, to cause the Conversion Agent, to convert Securities in whole or in part (but only in whole Securities), on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

         (a) The Securities shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of $1 in liquidation amount of a Security per $1 in principal amount of Debentures, and immediately convert such amount of Debentures into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of such Debentures to be converted by the conversion price of the Debentures. The initial conversion price of the Debentures is $21.42 per share of Common Stock (equivalent to a conversion ratio of 2.334 shares of Common Stock for each Security). The conversion price and the securities into which the Securities are convertible are subject to certain adjustments and the conversion price is subject to a reset provision set forth in Article 8 of the Supplemental Indenture. Such initial conversion price, as so adjusted from time to time, is herein referred to as the "CONVERSION PRICE." Any Holder of Securities may only convert whole Securities and the Trust shall not be obligated to issue any fractional Securities.

          (b) The right to convert Securities shall terminate prior to the close of business (i) on June 28, 2010 or (ii) in the case of Securities called for redemption, on the second Business Day prior to related redemption date, unless the Property Trustee shall default in making payment of any moneys payable upon such redemption under Section 7.03.

          (c) In order to convert Securities into Common Stock, the Holder shall deliver to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "CONVERSION REQUEST"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued together with any payment required by Section 7.02(e) and (ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the Debentures held by the Trust and (B) to immediately convert such Debentures on behalf of such Holder, into Common Stock (at the conversion rate specified in Section 7.03). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section 7.13(c). The Conversion Agent



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

shall thereupon notify the Debenture Issuer of the Holder's election to convert such Debentures into shares of Common Stock at the conversion price specified in
Section 7.03. Except as provided in Section 7.02(e), neither the Trust nor the Sponsor shall make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accumulated on the Securities (including Compounded Distributions accumulated thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision (the "CONVERSION DATE"). The Person or Persons entitled to receive Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Debenture Issuer shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates and cash payments, if any, to such Person or Persons.

          (d) Each Holder of a Security by his acceptance thereof appoints the Property Trustee as "CONVERSION AGENT" for the purpose of effecting the conversion of Securities in accordance with this Section 7.13. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Common Stock or other common stock of the Debenture Issuer and thereupon to deliver such shares of Common Stock or other common stock in accordance with the provisions of this Section 7.13 and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.




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

          (e) No fractional shares or scrip representing fractions of shares of Common Stock or any other common stock of the Debenture Issuer shall be issued upon conversion of any Securities. Instead of any fractional interest in a share of Common Stock or such other common stock that would otherwise be deliverable upon the conversion of any Securities, the Debenture Issuer shall pay to the holder of such share an amount in cash based upon the Closing Price of Common Stock or such other common stock on the Trading Day immediately preceding the date of conversion. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock or such other common stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Securities so surrendered.

         (f) Upon conversion of the Securities, Distributions shall only be payable in accordance with Section 7.02(e). Shares of Common Stock or shares of such other common stock received upon conversion of the Debentures shall be delivered to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Debenture Issuer and the Trust shall endeavor to list the shares of Common Stock or other common stock of the Debenture Issuer required to be delivered upon conversion of the Debentures and the Securities, prior to such delivery, upon each national securities exchange or with each national securities association, if any, upon which the outstanding Common Stock or such other common stock is listed or quoted at the time of such delivery. Prior to the delivery of any securities that the Debenture Issuer shall be obligated to deliver upon conversion of the Debentures and the Securities, the Debenture Issuer shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority. For purposes of this Section 7.13 the number of shares of Common Stock or such other shares of common stock that shall be deliverable upon the conversion of all outstanding Securities shall be computed as if at the time of computation all such outstanding Securities were held by a single Holder.

          (g) The Debenture Issuer shall pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of Debentures and the delivery of the shares of Common Stock or other securities or property upon conversion of the Securities. The Debenture issuer shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the



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

amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

          (h) Nothing in the preceding Section 7.13(g) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Declaration or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

          (i) Notwithstanding the foregoing, no holder of Common Securities may convert such number of Common Securities which, after giving effect to such conversion, would result in the holders of Common Securities in the aggregate holding less then 3% of the capital of the Trust.

         SECTION 7.14. MERGER. In the event the Merger (the "MERGER") pursuant to the Merger Agreement is consummated, Lodgian, Inc. ("LODGIAN"), the successor corporation in the Merger, shall assume the Sponsor's obligations under the Declaration and shall execute and deliver such documents as may be necessary to carry out the intent of this Section. From and after the Merger and the assumption by Lodgian of Servico, Inc.'s obligations hereunder, Servico, Inc. shall be released from its obligations under this Declaration as Sponsor or otherwise. Following the Merger, all references to Servico, Inc., the Sponsor, the Common Securities Holder and the Debenture Issuer herein shall instead refer to Lodgian.

         SECTION 7.15. OPTIONAL REPURCHASE. (a) In the event that the Merger Agreement is terminated or the Merger has not been consummated by December 31, 1998, each Holder of a CRESTS shall have the right to require the Debenture Issuer to repurchase Debentures in aggregate principal amount equal to the aggregate liquidation amount of CRESTS that a Holder elects to cause the Trust to repurchase pursuant to the Non-Completion Offer, at an offer price in cash (the "NON-COMPLETION PAYMENT") equal to 101% of the aggregate principal amount thereof plus accrued and unpaid Distributions thereon, to the date of repurchase.

          (b) Within 20 days after the Date of Non-Completion, the Regular Trustees shall cause the Trust to issue a press release and mail a notice (the "NON-COMPLETION NOTICE") to each Holder offering to repurchase the CRESTS, on the date specified in the Non-Completion Notice (the "NON-COMPLETION PAYMENT DATE"), which date shall be not earlier than 30 days and not later than 60 days from the date such Non-Completion Notice is mailed, pursuant to the procedures required in the Indenture and described in such Notice. The Debenture Issuer shall, and the Regular Trustees shall cause the Trust to, comply with the requirements of Rule 13e-4 under the Exchange Act and any other securities laws




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

and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Debentures and the CRESTS.

          (c) On the Non-Completion Payment Date, the Debenture Issuer shall, to the extent lawful, (i) deposit with the Property Trustee an amount equal to the Non-Completion Payment in respect of the aggregate amount of Debentures tendered by the Property Trustee and (ii) deliver or cause to be delivered to the Debenture Trustee the Debentures so tendered together with a certification setting forth the aggregate principal amount of Debentures or portions thereof being purchased by the Debenture Issuer.

         (d) On the Non-Completion Payment Date, the Property Trustee shall, to the extent lawful and to the extent that funds are available, (i) tender to the Debenture Issuer an aggregate principal amount of Debentures equal to the aggregate liquidation amount of CRESTS properly tendered by Holders pursuant to the Non-Completion Offer, (ii) accept for payment all CRESTS or portions thereof properly tendered pursuant to the Non-Completion Offer, (iii) deposit irrevocably with the Depositary an amount equal to the Non-Completion Payment in respect of all CRESTS or portions thereof so tendered which were represented by one or more Global Securities and give the Depositary irrevocable instructions and authority to pay the Non-Completion Payment to the relevant accounts at the Depositary or, if any CRESTS so tendered are not represented by one or more Global Securities, deposit irrevocably with the Paying Agent for such CRESTS an amount equal to the Non-Completion Payment in respect of such CRESTS and give such Paying Agent irrevocable instructions and authority to pay the Non-Completion Payment to the holders thereof.

          (e) The Trust shall promptly authenticate and deliver (or cause to be transferred by book-entry) to each Holder a new CRESTS equal in liquidation amount to any unpurchased portion of the CRESTS surrendered, if any.

                                    ARTICLE 8

                      DISSOLUTION AND TERMINATION OF TRUST

         SECTION 8.01.  DISSOLUTION AND TERMINATION OF TRUST.

          (a) The Trust shall dissolve upon the earliest of:

                  (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;



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

                  (ii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor, the filing of a certificate of cancellation with respect to the Trust after obtaining the consent of the Holders of at least a Majority in Liquidation Amount of the Securities to the filing of a certificate of cancellation with respect to the Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) the entry of a decree of judicial dissolution of the Sponsor or the Trust;

                  (iv) the time when all of the Securities shall have been called for redemption and the amounts then due shall have been paid to the Holders in accordance with the terms of the Securities;

                  (v) upon the election of the Regular Trustees, following the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities, and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                  (vi) the time when all of the Regular Trustees and the Sponsor shall have consented to dissolution of the Trust PROVIDED such action is taken before the issuance of any Securities;

                  (vii) upon the distribution of the Common Stock to all Holders of CRESTS upon conversion of all outstanding CRESTS; or

                  (viii) the expiration of the term of the Trust on June 30, 2020.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a) and upon completion of the winding up and liquidation of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 4.02 and Article 9 shall survive the termination of the Trust.

          SECTION 8.02. LIQUIDATION DISTRIBUTION UPON DISSOLUTION OF THE TRUST.



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

          (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Trust (each a "LIQUIDATION"), the Holders of the CRESTS on the date of the Liquidation shall be entitled to receive, out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of the Trust's liabilities to creditors, if any, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "LIQUIDATION DISTRIBUTION"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

          (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities shall be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the CRESTS except that if an Indenture Event of Default has occurred and is continuing, the CRESTS shall have a preference over the Common Securities with regard to such distributions.

                                    ARTICLE 9
     LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR
                                     OTHERS

          SECTION 9.01. LIABILITY.

          (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor:

                  (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) shall not be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holder of the Common Securities shall be entitled to the same limitation of personal liability



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

extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; PROVIDED, however, the Holders of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the CRESTS shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          SECTION 9.02. EXCULPATION.

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

          SECTION 9.03. FIDUCIARY DUTY.

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to another Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the



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

Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "DISCRETION" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "GOOD FAITH" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 9.04. INDEMNIFICATION.

         (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit



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

or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) Any indemnification under paragraphs (i) and (ii) of this Section 9.04(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum



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

         of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (iv) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.04(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be Indemnified by the Debenture Issuer as authorized in this Section 9.04(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or CRESTS Holders.

                  (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.04(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or CRESTS Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.04(a) (a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.04(a) is in effect. Any repeal or modification of this
         Section 9.04(a) shall not affect any rights or obligations then existing.




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

                  (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
         Section 9.04(a).

                  (vii) For purposes of this Section 9.04(a), references to "THE TRUST" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.04(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.04(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 9.04(a) shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

          (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "FIDUCIARY INDEMNIFIED PERSON") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.04(a) shall survive the satisfaction and discharge of this Declaration.




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

         SECTION 9.05. OUTSIDE BUSINESS. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 10

                                   ACCOUNTING

          SECTION 10.01. FISCAL YEAR. The fiscal year ("FISCAL YEAR") of the Trust shall be the calendar year, or such other year as is required by the Code.

          SECTION 10.02. CERTAIN ACCOUNTING MATTER.

          (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

          SECTION 10.03. BANKING. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; PROVIDED, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees, PROVIDED, however, that the Property Trustee shall designate the signatories for the Property Account.

          SECTION 10.04. WITHHOLDING. The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE 11

                             AMENDMENTS AND MEETINGS

          SECTION 11.01. AMENDMENTS.

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Sponsor and (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and (ii) the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee and
(iii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

          (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the
                  Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to be classified other than as a
                  grantor trust for United States federal income tax purposes;

                           (B) reduce or otherwise adversely affect the powers
                  of the Property Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment
                  Company required to be registered under the Investment Company Act.

          (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would (i) change the amount or timing of any distribution of the Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date, then the holders of the Securities voting together as a single class shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the Holders of the Securities affected thereby; PROVIDED that, if any amendment or proposal that would adversely affect the powers, preferences or special rights of only the CRESTS or the Common Securities, whether by amendment to the Declaration or otherwise, then only the affected class shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 662/3% in liquidation amount of such class of Securities affected thereby.

          (d) This Section 11.01 shall not be amended without the consent of all of the Holders of the Securities.

          (e) Article 4 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          (f) The rights of the Holders of the Common Securities under Article 6 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

          (g) Notwithstanding Section 11.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which are not inconsistent with the other provisions of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor,

                  (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; or

                  (v) to modify, eliminate and add to any provision of this Declaration to ensure that the Trust shall be classified as a grantor trust for United States federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust shall not be required to register as an Investment Company under the Investment Company Act; PROVIDED, however, that such modification, elimination or addition would not adversely affect in any material respect the rights, privileges or preferences of any Holder of the Securities.

         SECTION 11.02. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the CRESTS are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than

         60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the CRESTS are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the CRESTS are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE 12

            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

         SECTION 12.01. REPRESENTATIONS AND WARRANTIES OF THE PROPERTY TRUSTEE. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) the Property Trustee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) the Property Trustee satisfies the requirements set forth in
Section 6.03(a));

          (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

          (e) no consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

         SECTION 12.02. REPRESENTATIONS AND WARRANTIES OF THE DELAWARE TRUSTEE. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) the Delaware Trustee satisfies the requirements set forth in
Section 6.02 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

          (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

          (c) no consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                   ARTICLE 13

                                  MISCELLANEOUS

         SECTION 13.01. NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

         Servico, Inc.
         1601 Belvedere Road
         West Palm Beach, Florida 33406

         Attention:  Chief Executive Officer
         Telecopy No:  561-689-8946

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):

         Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware 19890
         Attention: Corporate Trust Administration
         Telecopy No: 302-651-8882

         (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities);

         (d) if given to the Sponsor, the Holder of the Common Securities, or Lodgian at the mailing address set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust):

         Servico, Inc.
         1601 Belvedere Road
         West Palm Beach, Florida 33406
         Attention: Chief Executive Officer
         Telecopy No: 561-689-8946

          (e) if given to any other Holder, at the address set forth on the register of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 13.02. GOVERNING LAW. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

         SECTION 13.03. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

         SECTION 13.04. HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         SECTION 13.05. SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 13.06. PARTIAL ENFORCEABILITY. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 13.07. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



                                 SERVICO, INC.,
                                  as Sponsor and as Common Securities Holder




                                 BY: /s/ Charles M. Diaz
                                     ---------------------------------------
                                     Name: Charles M. Diaz
                                     Title: Vice President and Secretary




                                 WILMINGTON TRUST COMPANY,
                                  as Property Trustee and as Delaware Trustee




                                 BY: /s/ W. Christopher Sponenberg
                                     ---------------------------------------
                                     Name:  W. Christopher Sponenberg
                                     Title: Senior Financial Services Officer




                                 David Buddemeyer,
                                     as Regular Trustee


                                     /s/ David Buddemeyer
                                     ---------------------------------------




                                 Phillip R. Hale,
                                     as Regular Trustee


                                     /s/ Phillip R. Hale
                                     ---------------------------------------





                                 Charles M. Diaz,
                                     as Regular Trustee


                                     /s/ Charles M. Diaz
                                     ---------------------------------------

                                    LODGIAN, INC.




                                    BY: /s/ Charles M. Diaz
                                        ---------------------------------------
                                        Name: Charles M. Diaz
                                        Title: Vice President and Secretary

                                                                      EXHIBIT A

                          [FORM OF CRESTS CERTIFICATE]

         This CRESTS is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "DEPOSITARY"), or a nominee of the Depositary. This CRESTS is exchangeable for CRESTS registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this CRESTS (other than a transfer of this CRESTS as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this CRESTS Certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any CRESTS Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

         THIS SECURITY, COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, THE GUARANTEE AND THE CONVERTIBLE DEBENTURES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION IN THESE SECURITIES MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITIES, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF SUCH

         SECURITIES (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
         (C) FOR SO LONG AS SUCH SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING SUCH SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, OR AS FIDUCIARY FOR THE ACCOUNT OF ONE OR MORE TRUSTS, EACH OF WHICH IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
         (a) (7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UPON THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THESE SECURITIES BEING COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY. EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED HEREBY SHALL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE 1 OF ERISA OR A PLAN DESCRIBED IN SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) BY REASON OF THE APPLICATION OF ONE OR MORE STATUTORY OR ADMINISTRATIVE EXEMPTIONS FROM THE PROHIBITED TRANSACTION RULES OF SECTION 406 OF ERISA AND SECTION 4975 OF THE CODE, ITS PURCHASE AND HOLDING OF CRESTS SHALL NOT CONSTITUTE, CAUSE OR RESULT IN THE

         OCCURRENCE OF A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF
         SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE. THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE HOLDER OF THESE SECURITIES BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO THE SECURITIES.



         Certificate No.                            Number of CRESTS: 3,500,000
         CUSIP No. 540217106

             Certificate Evidencing 7% Convertible Redeemable Equity
                     Structured Trust Securities ("CRESTS")
                                       of
                             Lodgian Capital Trust I

                7% Convertible Redeemable Equity Structured Trust
                 Securities (liquidation amount $50 per CRESTS)

      Lodgian Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "TRUST"), hereby certifies that Cede & Co. (the "HOLDER") is the registered owner of 3,500,000 CRESTS of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the 7% Convertible Redeemable Equity Structured Trust Securities ("CRESTS") (liquidation amount $50 per CRESTS). The CRESTS are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the CRESTS are set forth in, and the CRESTS represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 17, 1998 (as the same may be amended from time to time (the "DECLARATION")), among Servico, Inc., as Sponsor, David Buddemeyer, Phillip R. Hale and Charles M. Diaz, as Regular Trustees, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee and Lodgian, Inc. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor shall provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon repayment of the Debentures, in whole, or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be substantially simultaneously applied to redeem the CRESTS as provided in the Declaration.

         The CRESTS shall be exchangeable at the option of the Debenture Issuer upon certain events as set forth in the Declaration and in the Supplemental Indenture.

         The CRESTS shall be exchangeable for Debentures for conversion into shares of Common Stock or other shares of common stock of the Debenture Issuer at the holder's direction to the Conversion Agent as set forth in the Declaration.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the CRESTS as evidence of undivided indirect beneficial ownership interests in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this ____________ day of _______, 1998.



                                    LODGIAN CAPITAL TRUST I



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:  Regular Trustee

         This is one of the Securities referred to in the within-mentioned Declaration.



                                    WILMINGTON TRUST COMPANY,
                                      as Property Trustee



                                    BY:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                 ASSIGNMENT FORM

         To assign this CRESTS, fill in the form below:

         I or we assign and transfer this CRESTS to

              (Print or type assignee's name, address and zip code)

                  (Insert assignee's soc. sec. or tax I.D. No.)

         and irrevocably appoint agent to transfer this CRESTS on the books of the Sponsor. The agent may substitute another to act for him.

-------------------------------------------------------------------------------


Date:                               Your Signature:
     ------------------------                      ----------------------------

Signature Guarantee:
                    --------------------------------------------
                           (Signature must be guaranteed)*

-------------------------------------------------------------------------------
       Sign exactly as your name appears on the other side of this CRESTS.

In connection with any transfer or exchange of any of the CRESTS evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such CRESTS and the last date, if any, on which such Securities were owned by the Sponsor or any Affiliate of the Sponsor, the undersigned confirms that such CRESTS are being:

                                   [Check One]
(1)      _____    to the Sponsor or a subsidiary thereof; or

(2)      _____    pursuant to a registration statement which has been declared effective under the Securities Act of 1933, as amended (the
                  "SECURITIES ACT");

(3)      _____    for so long as the CRESTS are eligible for resale pursuant to
                  Rule 144A under the Securities Act, to a person the
                  undersigned reasonably believes is a "qualified institutional buyer" as defined in
--------

         * The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

                  Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is give that the transfer is being made in reliance on Rule 144A; or

(4)      _____    to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, that is acquiring such securities for its own account, or for the account of such an institutional
                  Accredited Investor, or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of subparagraph (a)(7) of Rule 501 under the Securities Act, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or

(5)      _____    pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustees shall refuse to register any of the CRESTS evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, however, that if box (5) is checked, the Sponsor or the Trustees may require, prior to registering any such transfer of the CRESTS, in its sole discretion, such written legal opinions, certifications and other information satisfactory to the Sponsor.


Dated:                              Signed:
      --------------------------           ------------------------------------
                                           (Sign exactly as name appears on the
                                           other side of this Security)

Signature Guarantee:
                    -----------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this CRESTS for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Sponsor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       --------------------------------   -------------------------------------

                                          NOTICE: To be executed by an executive
                                          officer

                               CONVERSION REQUEST

To:      Wilmington Trust Company as Conversion Agent of Lodgian Capital Trust I

         The undersigned Holder of these Convertible Redeemable Equity Structured Trust Securities ("CRESTS") hereby irrevocably exercises the option to convert these CRESTS, or the portion below designated, into Common Stock of [Servico, Inc.] [Lodgian, Inc.] (the "COMPANY") (the "COMMON STOCK"), or any other class of common stock of the Company as permitted by the Articles of Incorporation of the Company, in accordance with the terms of the Amended and Restated Declaration of Trust of Lodgian Capital Trust I, dated as of June 17, 1998 (as amended from time to time, the "DECLARATION"). Pursuant to the aforementioned exercise of the option to convert these CRESTS, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) on behalf of the undersigned to (i) exchange such CRESTS for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the CRESTS set forth in the Declaration) and (ii) immediately convert such Debentures, into Common Stock or any such other class of common stock pursuant to the terms of the Indenture (as defined in the Declaration).

         However, CRESTS surrendered for conversion during the period between the close of business on any distribution record date and the opening of business on the corresponding distribution payment date (except CRESTS called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the Distribution payable on such shares on such distribution payment date.

         The undersigned does also hereby direct the Conversion Agent that the shares of Common Stock, or other class of common stock of the Company, issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.

Date:                                     Number of CRESTS to be converted:
in whole: /__/                            in part /___/

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock, or other class of common stock of the Company, are to be issued, along with the address or addresses of such person or persons

         Signature (for conversion only)

Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

         Signature Guarantee:*












--------

         * The signature(s) should be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guaranteed medallion program), pursuant to SEC Rule 17Ad-15.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this CRESTS Certificate to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee and irrevocably appoints agent to transfer this CRESTS Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:


Signature:

(Sign exactly as your name appears on the other side of this CRESTS Certificate)


Signature Guarantee*

--------

         * The signature(s) should be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guaranteed medallion program), pursuant to SEC Rule 17Ad-15.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this CRESTS purchased by the Debenture Issuer pursuant to Section 7.15 of the Declaration, check the Box: |_|

         If you wish to have a portion of this CRESTS purchased by the Debenture Issuer pursuant to Section 7.15 of the Declaration, state the amount:
maturity:         $______________.

Date: ________________


Your Signature: ____________________________________________
                    (Sign exactly as your name appears on
                     the other side of this CRESTS)


Signature Guarantee:*__________________________

--------
         * The signature(s) should be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guaranteed medallion program), pursuant to SEC Rule 17Ad-15.

                                                                     SCHEDULE I

                           CHANGES TO NUMBER OF CRESTS
                               IN GLOBAL SECURITY

                      NUMBER OF CRESTS
                    BY WHICH THIS GLOBAL
                     SECURITY IS TO BE
                    REDUCED OR INCREASED,        REMAINING CRESTS
                      AND REASON FOR            REPRESENTED BY THIS       NOTATION
  DATE             REDUCTION OR INCREASE          GLOBAL SECURITY         MADE BY
--------           ----------------------       -------------------       --------


--------           ----------------------       -------------------       --------

--------           ----------------------       -------------------       --------


--------           ----------------------       -------------------       --------


--------           ----------------------       -------------------       --------


--------           ----------------------       -------------------       --------


--------           ----------------------       -------------------       --------


--------           ----------------------       -------------------       --------


--------           ----------------------       -------------------       --------

                                                                      EXHIBIT B

                      [FORM OF COMMON SECURITY CERTIFICATE]

                 THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN
               COMPLIANCE WITH APPLICABLE LAW AND THE PROVISIONS
                              OF THE DECLARATION.

Certificate No.                             Number of Common Securities: 108,248

                   Certificate Evidencing 7% Common Securities
                                       of
                             Lodgian Capital Trust I

                              7% Common Securities
                  (liquidation amount $50 per Common Security)

         Lodgian Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "TRUST"), hereby certifies that SERVICO, INC., (the "HOLDER") is the Registered owner of 108,248 common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the 7% Common Securities (liquidation amount $50 per Common Security) (the "COMMON SECURITIES"). The Common Securities are not transferable except in compliance with the provisions of the Declaration and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and the Common Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 17, 1998 (as the same may be amended from time to time, the "DECLARATION"), among Servico, Inc. as Sponsor, David Buddemeyer, Phillip R. Hale and Charles M. Diaz as Regular Trustees, Wilmington Trust Company as Property Trustee and as Delaware Trustee and Lodgian, Inc. The Holder is entitled to the benefits of the Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor shall provide a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon repayment of the Debentures, in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be substantially simultaneously applied to redeem the Common Securities as provided in the Declaration.

         The Common Securities shall be exchangeable at the option of the Debenture Issuer upon certain events as set forth in the Declaration and in the Supplemental Indenture.

         The Common Securities shall be exchangeable for Debentures for conversion into shares of Common Stock at the Holder's direction to the Conversion Agent as set forth in the Declaration.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of _____ 1998.

                                    LODGIAN CAPITAL TRUST I



                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title: Regular Trustee

                               CONVERSION REQUEST

To: Wilmington Trust Company, as Conversion Agent of Lodgian Capital Trust I

         The undersigned Holder of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of Servico, Inc. (the "COMMON STOCK"), or any other class of common stock of Servico, Inc. as permitted by the Articles of Incorporation of Servico, Inc., in accordance with the terms of the Amended and Declaration of Trust of Lodgian Capital Trust I, dated as of June 17, 1998 (as amended from time to time, the "DECLARATION"). Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) on behalf of the undersigned to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures into Common Stock pursuant to the terms of the Indenture (as defined in the Declaration).

         However, Common Securities surrendered for conversion during the period between the close of business on any distribution record date and the opening of business on the corresponding distribution payment date (except Common Securities called for redemption on a redemption date during such period) must be accompanied by payment of an amount equal to the Distribution payable on such shares on such distribution payment date.

         The undersigned does also hereby direct the Conversion Agent that the shares of Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.

Date: ___________, in whole /__/ in part /__/

Number of Common Securities to be converted:

         If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of ____________ Stock are to be issued, along with the address or addresses of such person or persons

         Signature (for conversion only)

         Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

         Signature Guarantee *:














--------

         * The signature(s) should be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guaranteed medallion program), pursuant to SEC Rule 17Ad-15.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

         (Insert assignee's social security or tax identification number)

         (Insert address and zip code of assignee) and irrevocably appoints _______ agent to transfer this Common Security Certificate on the books of the Trust.

         The agent may substitute another to act for him or her.

Date:
Signature:

         (Sign exactly as your name appears on the other side of this Common Security Certificate)

         Signature Guarantee*:











--------
         * The signature(s) should be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guaranteed medallion program), pursuant to SEC Rule 17Ad-15.